HIGHMARK FUNDS

                       HIGHMARK INTERNATIONAL EQUITY FUND


                        Supplement dated July 29, 2003
   To Retail Shares and Fiduciary Shares Prospectuses dated November 30, 2002


The Board of Trustees of the HighMark Funds has recommended the liquidation of the HighMark International Equity Fund (the "Fund"). A special shareholder meeting has been called for August 22, 2003 to vote on approval of the liquidation of the Fund. Shareholders of the Fund, as well as potential investors, should be aware that if the liquidation is approved by the Fund's shareholders, the assets of the Fund will be liquidated and, after paying all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the Fund, the Fund will distribute to its shareholders their pro rata share of the proceeds.

Please note that as of August 14, 2003, the Fund will be closed to all purchases by check and bank purchase wires via the Automated Clearing House (ACH).

As of August 22, 2003, the Fund will be closed to all purchases and exchanges into the Fund. In addition, as of such date, shareholders may not invest in the Fund through the Automatic Investment Plan.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 HMK-SU-011-0100